                                                                   EXHIBIT 23.15


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated May 6, 1999 on the financial statements of Putzel Electrical Contractors, Inc. as of December 31, 1998, by reference into Integrated Electrical Services, Inc.'s Amendment No. 3 to Form S-4 (File No. 333-75139), and to all references to our firm.



DAVIDSON & GOLDEN, P.C.
Brentwood, Tennessee
May 26, 1999